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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549
                        ____________________________________

                                      FORM 8-K

                                   CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES AND EXCHANGE ACT OF 1934

                            July 19, 2004 (July 19, 2004)
                  Date of Report (Date of earliest event reported)

                      ___________________________________

                               FILENET CORPORATION

                (Exact name of registrant as specified in its charter)

         Delaware                      000-15997                 95-3757924
(State or other Jurisdiction    (Commission File Number)       (IRS Employer
     of Incorporation)                                     Identification Number)

   3565 Harbor Boulevard                                           92626
   Costa Mesa, California                                        (Zip Code)
   (Address of principal
     executive offices)

                                 (714) 327-3400
              (Registrant's telephone number, including area code)

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

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Item 7.   Financial Statements and Exhibits.

(c)      Exhibits

Exhibits:    Description of Document

  99.1       Press Release dated July 19, 2004.

Item 12.  Disclosure of Results of Operations and Financial Condition.

     On July 19, 2004, we issued a press  release,  which sets forth the results of our  operations  for the  quarter  ended June 30,  2004.  A copy of the press release  is  attached  hereto  as  Exhibit  99.1 and is  incorporated  herein by reference.  Such information shall not be deemed "filed" for purposes of section
18 of the Securities  Exchange Act of 1934, as amended,  and is not incorporated by reference  into any filing of the  company,  whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant  has duly  caused  this  report  to be  signed  on its  behalf by the undersigned hereunto duly authorized.

                                      FILENET CORPORATION

Date:    July 19, 2004                             By:       /s/ Sam M. Auriemma
                                                    Name:    Sam M. Auriemma
                                                    Title:   Senior Vice President and
                                                             Chief Financial Officer

EXHIBIT INDEX

Exhibits:    Description of Document

  99.1       Press Release dated July 19, 2004.

                                                                       Exhibit 99.1

                                                         [FileNet Corporation logo]

FOR IMMEDIATE RELEASE

                   FileNet Reports Second Quarter 2004 Results

COSTA MESA, Calif.  -  July 19, 2004  -  FileNet Corporation (Nasdaq:  FILE), a
leading  provider  of  Enterprise  Content  Management  (ECM)  solutions,  today announced financial results for its second quarter ended June 30, 2004.

Total  revenues for the second  quarter of 2004 were $94.1  million  compared to total  revenues of $87.1  million for the same period in 2003 and $ 99.5 million for the first quarter of 2004.  Software revenues for the second quarter of 2004 were $32.7  million  compared  to $33.6  million for the same period in 2003 and
$41.4 million for the first quarter of 2004.  Net income was $2.2 million in the second  quarter of 2004,  compared  to net income of $1.5  million in the second quarter of 2003 and $4.0  million in the first  quarter  of 2004.  Earnings  per basic and  diluted  share  were $0.06 and  $0.05,  respectively,  for the second quarter of 2004,  compared to earnings per basic and diluted share of $0.04, for the second  quarter of 2003.  For the first quarter of 2004,  earnings per basic and diluted share were $0.10.

"With today's  introduction  of version 3.0 of our ECM platform,  FileNet P8, we continue to extend our product  leadership in the Enterprise  Content Management market," said Lee Roberts,  chairman and CEO of FileNet. "By integrating process management  capabilities  throughout the entire breadth of our platform, we have differentiated our ECM offering from the market.  With FileNet P8, customers can combine  comprehensive  process  management,  integration  capabilities and rich content  management to drive better,  faster  decision-making  throughout  their business."

(see July 19, 2004 press  announcement:  FileNet Introduces its FileNet P8 3.0
Enterprise Content Management Platform)

Quarterly Conference Call with Management
Lee Roberts, Chairman and CEO, and Sam Auriemma, CFO will host a conference call for investors at 7:00 a.m. pacific time today.

The call and presentation will be broadcast live over the Internet. To listen to the  event  via the  Internet,  please  follow  the  instructions  that  will be
available  on  the  investor   relations' section  of  FileNet's  Web  site  at
http://www.filenet.com. A replay of the Web cast will be available for an extended period of time.

Alternatively,  to listen to the call live, dial (888) 482-0024.  The conference call ID number for the call is 98697892.  A replay of the call will be available from  approximately  10:00 a.m. PT on July 19 through midnight PT on July 26. To listen to the replay, dial (888) 286-8010. The conference call ID number for the replay is 23291493.

About FileNet
FileNet  Corporation helps  organizations  make better decisions by managing the content and processes that drive their business.  FileNet's  Enterprise  Content
Management  (ECM)  solutions  allow  customers to build and sustain  competitive advantage by managing  content  throughout their  organizations,  automating and streamlining  their  business  processes,  and  providing  the full  spectrum of connectivity needed to simplify their critical and everyday decision-making.

FileNet ECM solutions deliver a comprehensive set of capabilities that integrate with existing information systems to provide cost-effective solutions that solve real-world business problems.

Since the Company's founding in 1982, more than 4,000  organizations,  including more than three  quarters of the Fortune  100,  have taken  advantage of FileNet solutions for help in managing their mission-critical content and processes.

Headquartered  in Costa Mesa,  Calif.,  the Company  markets its  innovative ECM solutions in more than 90 countries  through its own global sales,  professional services  and  support  organizations,  as well as via its  ValueNet(R)  Partner network of resellers, system integrators and application developers.

Safe Harbor  Statement  under the Private  Securities  Litigation  Reform Act of
1995:  This release  contains  forward-looking  statements that are based on our current expectations, estimates and projections about our industry, management's beliefs  and  certain  assumptions  made by us.  Words  such  as  "anticipates,"
"expects,"  "intends," "plans," "believes," "seeks,"  "estimates," "may," "will"
and  variations of these words or similar  expressions  are intended to identify
forward-looking   statements.   In  addition,   any  statements  that  refer  to
expectations,  projections  or  other  characterizations  of  future  events  or
circumstances,   including  any  underlying  assumptions,   are  forward-looking
statements.  These  statements are not guarantees of future  performance and are subject to certain risks,  uncertainties  and assumptions  that are difficult to predict.  Therefore,  our actual  results could differ  materially and adversely from those  expressed in any  forward-looking  statements as a result of various factors.

Important factors that may cause such a difference for FileNet include, but are not limited to, the volume of our sales and pricing concessions on volume sales;
our  ability  to  specify,  develop or  acquire,  complete,  introduce,  market, distribute  and gain market  acceptance for new products and  technologies  in a timely  manner;  the  mix of  products  and  services  sold by us;  the  timing, rescheduling or cancellation of significant  customer orders;  the loss of a key customer;  our  ability  to control  expenses;  announcements  of  technological innovations,  new  products  or  product  enhancements  by  the  company  or its competitors;  the nature of the Enterprise  Content  Management market;
key management  changes;  changes in joint marketing and  development  programs;
developments  relating  to  patents  or other  intellectual  property  rights or disputes;  changing  relationships with customers,  distributors,  suppliers and strategic partners;  potential  contractual or employment issues; our ability to integrate acquired  businesses;  and general conditions in the worldwide economy and the software/technology  sector and other factors. Our Annual Report on Form
10-K, recent Quarterly Reports on Form 10-Q, recent Current Reports on Forms 8-K and  other  Securities  and  Exchange  Commission  filings  discuss  some of the important  risk factors that may affect our business,  results of operations and financial condition. We undertake no obligation to revise or update publicly any forward-looking statements for any reason.

Note to editors:  FileNet and  ValueNet  are  registered  trademarks  of FileNet
Corporation.  All other company or product names  referenced in this release may be trademarks or registered trademarks of their respective owners.

Investor Contact:

Greg Witter, Director, Investor Relations
FileNet Corporation
Phone: 714-327-3405
Email: gwitter@filenet.com

Media Contact:

Tom Hennessey, Director, Corporate Communications
FileNet Corporation
Phone: 714-327-5050
Email: thennessey@filenet.com

                                                                  FILENET CORPORATION

                                                    CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                                                        (In thousands, except per share data)

                                               Quarter Ended June 30,           Six Months Ended June 30,
                                              2004               2003             2004               2003
                                           (Unaudited)       (Unaudited)       (Unaudited)       (Unaudited)
 Revenue:
   Software                                 $   32,677        $   33,555        $   74,028        $   69,077
   Service                                      61,409            53,562           119,556           105,089
   Total revenue                                94,086            87,117           193,584           174,166

 Costs:
   Cost of software revenue                      3,128             3,608             6,651             6,616
   Cost of service revenue                      21,096            20,303            42,226            41,954
 Total cost of revenue                          24,224            23,911            48,877            48,570

    Gross profit                                69,862            63,206           144,707           125,596

 Operating expenses:
   Sales and Marketing                          39,198            34,856            80,759            69,255
   Research and development                     19,703            19,680            39,805            38,982
   General and administrative                    9,394             8,326            18,627            16,152
   Total operating expenses                     68,295            62,862           139,191           124,389

 Operating income                                1,567               344             5,516             1,207

 Other income, net                               1,066             1,620             1,993             2,665

 Income before income taxes                      2,633             1,964             7,509             3,872

 Provision for income taxes                        474               512             1,352             1,084

 Net income                                  $   2,159         $   1,452        $    6,157          $  2,788

 Earnings per share:
   Basic                                     $    0.06         $    0.04        $     0.16        $     0.08
   Diluted                                   $    0.05         $    0.04        $     0.15        $     0.08

 Weighted average shares outstanding:
   Basic                                        38,854            36,173            38,567            36,057
   Diluted                                      41,099            37,296            40,942            36,960
Note:  Certain classifications have been made to prior years' balances to conform to current year's presentation.

                                                           8

                                    FILENET CORPORATION

                           CONDENSED CONSOLIDATED BALANCE SHEETS
                                      (In thousands)

                                                     June 30,          December 31,
                                                        2004                  2003
                                                  (Unaudited)           (Unaudited)
 ASSETS
 Current assets:
   Cash and cash equivalents                      $   224,172           $   203,305
   Short-term investments                              57,790                32,286
   Accounts receivable, net                            33,821                38,096
   Prepaid expenses and other assets                   12,879                13,174
   Deferred income taxes                                3,551                 3,551
   Total current assets                               332,213               290,412

 Property, net                                         25,597                26,922
 Long-term investments                                 17,544                12,672
 Goodwill                                              25,561                26,170
 Intangible assets, net                                 6,679                 7,979
 Deferred income taxes                                 23,231                23,001
 Other assets                                           3,260                 4,692

     Total assets                                 $   434,085          $    391,848

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Current liabilities:
   Accounts payable                                    11,526                11,006
   Customer deposits/advances                           6,742                 5,217
   Accrued compensation and benefits                   23,456                27,648
   Unearned maintenance revenue                        60,288                40,691
   Other accrued liabilities                           15,455                16,524
   Total current liabilities                          117,467               101,086

 Other Liabilities and unearned maintenance revenue     3,208                 1,614

 Total liabilities                                    120,675               102,700

 Stockholders' equity                                 313,410               289,148

 Total liabilities and stockholders' equity       $   434,085          $    391,848